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                                                                    EXHIBIT 10.7

                      METAWAVE COMMUNICATIONS CORPORATION

                          FIFTH AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                                April 28, 1999
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                          FIFTH AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT

     THIS FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Agreement") is made as of the 28th day of April, 1999, by and among Metawave Communications Corporation, a Delaware corporation (the "Company"), and the investors and the founders listed on Schedule A hereto (the "Investors" and the
                                     ----------
"Founders", respectively).

                                    RECITALS
                                    --------

     A. The Company and certain of the Investors have entered into the Amended and Restated Series E Senior Preferred Stock and Convertible Note Purchase Agreement dated April 28, 1999 (the "Series E Agreement") pursuant to which the Company shall sell to such Investors (the "Series E Investors") up to 20,000,000 shares of its Series E Senior Preferred Stock.

     B. The Company, the Founders and certain of the Investors who purchased the Company's Series A Preferred Stock (the "Series A Investors") pursuant to the Series A Preferred Stock Purchase Agreement dated as of July 7, 1995, previously entered into that certain Investors' Rights Agreement of even date therewith (the "First Investors' Rights Agreement"), which granted to the Series A Investors certain rights with respect to the Series A Preferred Stock.

     C. The Company, the Founders, the Series A Investors, and certain of the Investors who purchased the Company's Series B Preferred Stock (the "Series B Investors") pursuant to the Series B Preferred Stock Purchase Agreement dated as of May 30, 1996, subsequently entered into that certain Amended and Restated Investors' Rights Agreement dated as of even date therewith (the "Restated Investors' Rights Agreement"), which amended, restated and superseded the First Investors' Rights Agreement, and which granted to the Series A Investors and the Series B Investors certain rights with respect to the Series A Preferred Stock and the Series B Preferred Stock, respectively.

     D. The Company, the Founders, the Series A Investors, the Series B Investors, and certain of the Investors who purchased the Company's Series C Preferred Stock (the "Series C Investors") pursuant to the Series C Preferred Stock Purchase Agreement dated as of October 30, 1996, subsequently entered into that certain Second Amended and Restated Investors' Rights Agreement dated as of even date therewith (the "Second Restated Investors' Rights Agreement"), which amended, restated and superseded the Restated Investors' Rights Agreement, and which granted to the Series A Investors, the Series B Investors and the Series C Investors certain rights with respect to the Series A Preferred Stock, Series B Preferred Stock and the Series C Preferred Stock, respectively.

     E. The Company, the Founders, the Series A Investors, the Series B Investors, the Series C Investors, and certain Investors who purchased the Company's Series D Preferred Stock (the "Series D Investors") pursuant to the Series D Preferred Stock Purchase Agreement dated as of August 6, 1997, subsequently entered into that certain Third Amended and Restated Investors'

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Rights Agreement dated as of even date therewith (the "Third Restated Investors'
Rights Agreement"), which amended, restated and superseded the Second Restated Investors' Rights Agreement, and which granted to the Founders, the Series A Investors, the Series B Investors, the Series C Investors and the Series D Investors certain rights with respect to the Series A Preferred Stock, Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock, respectively.

     F. The Company, the Founders, the Series A Investors, the Series B Investors, the Series C Investors, the Series D Investors and certain of the Investors who previously purchased shares of the Company's Series E Preferred Stock (the "First Series E Investors") pursuant to the terms of the Series E Preferred Stock Purchase Agreement dated as of December 21, 1998, as amended, subsequently entered into the Fourth Amended and Restated Investors' Rights Agreement dated as of even date therewith (the "Fourth Restated Investors' Rights Agreement"), which amended, restated and superseded the Third Restated Investors' Rights Agreement, and which granted to the parties thereto certain rights with respect to the Series A Preferred Stock, Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock, respectively.

     G. The closing of the Series E Agreement, pursuant to which the Series E Investors will receive Series E Preferred Stock, is subject to certain conditions, including the condition that the Company, the Founders, the Series A Investors, the Series B Investors, the Series C Investors, the Series D Investors and the First Series E Investors grant to the Series E Investors certain rights as set forth herein.

     H. The Company, the Founders and the Investors are willing to enter into this Agreement for the purpose of setting forth certain rights to which the Investors are entitled.

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Founders, the Series A Investors, the Series B Investors, the Series C Investors, the Series D Investors, the First Series E Investors and the Series E Investors hereby agree as follows:

     1.   Registration Rights.  The Company covenants and agrees as follows:
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          1.1  Definitions.  For purposes of this Agreement:
               -----------

               (a) The term "Act" means the Securities Act of 1933, as amended.

               (b) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

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               (c) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 1.13 hereof.

               (d) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

               (e) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

               (f) The term "Registrable Securities" means Common Stock of the Company not previously sold to the public and (i) issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (whether currently issued or hereafter acquired), (ii) issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above, and (iii) for purposes of
Section 1.3 (and other portions of this Section 1, to the extent they relate to rights or registration under Section 1.3) the term "Registrable Securities" shall also include shares of Common Stock of the Company (other than shares described in clauses (i) and (ii) of this subsection 1.1(f)) eligible for registration pursuant to subsection 1.3(b). Notwithstanding the foregoing, "Registrable Securities" shall exclude any Registrable Securities to the extent
(A) sold by a person in a transaction in which his rights under this Section 1 are not assigned, or (B) the registration rights with respect to such Registrable Securities have been terminated pursuant to Section 1.16.

               (g) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

               (h) The term "SEC" shall mean the Securities and Exchange Commission.

               (i) The term "Affiliate" shall refer to any person or entity controlling, controlled by or under common control with such Investors.

          1.2  Request for Registration
               ------------------------

               (a) If the Company shall receive at any time after the earlier of (i) December 31, 2002, or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request, from (i) the Holders of a majority of the Registrable Securities then outstanding in the case of the first such

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written request and (ii) the Holders of at least forty percent (40%) of the
Registrable Securities then outstanding in the case of the second such request, that the Company file a registration statement under the Act covering the registration of Registrable Securities then outstanding having an aggregate offering price, net of underwriting discounts and commissions, of at least $7,500,000, then the Company shall:

                    (A) within ten (10) days of the receipt thereof, give written notice of such request to all Holders; and

                    (B) effect as soon as practicable, and in any event within sixty (60) days of the receipt of such request, the registration under the Act of all Registrable Securities that the Holders request to be registered, subject to the limitations of subsection 1.2(b), within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5.

                         (1)  If the Holders initiating the registration request
hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the majority in interest of the Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders (electing to include shares in the offering) thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                         (2)  Notwithstanding the foregoing, if the Company
shall furnish to Holders requesting a registration statement pursuant to this
Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with

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respect to such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

                         (3)  The Company is obligated to effect only two (2)
such registrations pursuant to this Section 1.2.

          1.3  Company Registration
               --------------------

               (a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of
Section 1.8, include in the registration statement all of the Registrable Securities that each such Holder has requested to be registered.

               (b)  Each Founder shall be deemed a Holder for purposes of
Section 1.3(a) and shall be entitled to include Common Stock held by such Founder in any registration described in Section 1.3(a) so long as such Founder
(A) continues to serve as an officer or director of the Company on the date the registration statement is filed by the Company and (B) agrees to be bound by all other provisions of this Agreement and to participate in any such registration on the same basis as each other Holder in accordance with all applicable provisions of this Agreement.

          1.4  Obligations of the Company.  Whenever required under this Section
               --------------------------
1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

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               (c)  Furnish to the Holders such numbers of copies of a
prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed.

          1.5  Furnish Information
               -------------------

               (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

               (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 if, due to the operation of subsection 1.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.12(b)(ii), whichever is applicable.

          1.6  Expenses of Demand Registration.  All expenses other than
               -------------------------------
underwriting discounts and commissions incurred in connection with registrations, filings or qualifications

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pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel (not to exceed $10,000) for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

          1.7  Expenses of Company Registration.  The Company shall bear and pay
               --------------------------------
all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees relating or apportionable thereto and the fees and disbursements of counsel for this purpose; the Company will pay the reasonable fees and disbursements of one counsel (not to exceed $10,000), for the selling Holders selected by them but excluding underwriting discounts and commissions relating to Registrable Securities.

          1.8  Underwriting Requirements.  In connection with any offering
               -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as the underwriters determine in their sole discretion will not adversely affect their ability to market the offering. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not adversely affect their ability to market the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall (a) the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling stockholders may be reduced to a lesser percentage if the underwriters make the determination described above and no other stockholder's securities are included or (b) notwithstanding clause (a) above, any shares being sold by a stockholder exercising a demand registration right

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similar to that granted in Section 1.2 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder that is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder", as defined in this sentence.

          1.9   Delay of Registration.  No Holder shall have any right to obtain
                ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.10  Indemnification.  In the event any Registrable Securities are
                ---------------
included in a registration statement under this Section 1:

                (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several), as incurred, to which they may become subject under the Act, or the 1934 Act or other federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the

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meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several), as incurred, to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder.

               (c)  Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, in addition to one local counsel for all the indemnified parties, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

               (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or

                                      -9-
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omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission, provided, however, that, to the extent permitted by applicable law, in no event shall any indemnifying party be required to contribute an aggregate amount in excess of the net proceeds from the offering received by such indemnifying party.

               (e) The obligations of the Company and Holders under this Section
1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

               (f) No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 1.10 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to an admission of fault, culpability or a failure to act by and on behalf of any indemnified party.


          1.11 Reports Under Securities Exchange Act of 1934.  With a view to
               ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

               (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied

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with the reporting requirements of SEC Rule 144 (at any time after ninety (90)
days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

          1.12 Form S-3 Registration.  In case the Company shall receive from
               ---------------------
any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.12: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $4,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected (A) one (1) registration on Form S-3 for the requesting Holder or Holders or (B) two (2) registrations on Form S-3 pursuant to this Section 1.12; (v) if the Company has already effected four (4) registrations on Form S-3 pursuant to this Section 1.12; or (vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel (not to exceed $10,000) for the selling Holder or Holders and counsel for the Company, but excluding any underwriters' discounts or commissions associated with Registrable Securities, shall be borne by the Company. Registrations effected pursuant to this Section
1.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

          1.13 Assignment of Registration Rights.  The rights to cause the
               ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who acquires all of the Registrable Securities previously held by such Holder, or who, after such assignment or transfer, holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership or a trust who are Affiliates, partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession), or an affiliate or successor trust or trustee of such trust, shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

          1.14 Limitations on Subsequent Registration Rights.  From and after
               ---------------------------------------------
the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder
(a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders that is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

          1.15 "Market Stand-Off" Agreement.  Each Investor hereby agrees that,
               ----------------------------
during the period of duration (not to exceed one hundred eighty (180) days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement filed under the Act for the initial public offering of the Company's Common Stock, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly, sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that the restrictions imposed by this subsection 1.15 shall not apply to Common Stock purchased by an Investor in the initial public offering of the Company's Common Stock or acquired by an Investor by purchases in the public market following such initial public offering; and provided further, that all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of the Company (except Common Stock included in such registration) held at any time during such period by each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          1.16 Termination of Registration Rights
               ----------------------------------

               No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (a) three (3) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public, the public offering price of which was not less than $10.00 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalizations), and $40,000,000 in the aggregate, or (b) as to any Holder, such time at which all Registrable Securities held by such Holder can be sold in any three month period without registration in compliance with Rule 144 of the Act.

          2.   Covenants
               ---------

               2.1  Delivery of Financial Statements.  The Company shall deliver
                    --------------------------------
to each Investor:

                    (a)  as soon as practicable, but in any event within ninety
(90) days after the end of each fiscal year of the Company, a consolidated income statement for such fiscal year, a consolidated balance sheet of the Company and consolidated statement of stockholder's equity as of the end of such year, and a consolidated statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                    (b) so long as such Investor holds an aggregate of at least 400,000 shares of Series A, Series B, Series C, Series D and/or Series E Preferred Stock (or

Common Stock issued upon conversion thereof and as adjusted for subsequent stock splits, recombinations or reclassifications) as soon as practicable, but in any event within thirty (30) days after the end of each of the first three
(3) quarters of each fiscal year of the Company, an unaudited consolidated income statement, consolidated statement of cash flows for such fiscal quarter and an unaudited consolidated balance sheet as of the end of such fiscal quarter;

                    (c) so long as such Investor holds an aggregate of at least 400,000 shares of Series A, Series B, Series C, Series D and/or Series E Preferred Stock (or Common Stock issued upon conversion thereof and as adjusted for subsequent stock splits, recombinations or reclassifications) within thirty
(30) days of the end of each month, an unaudited consolidated income statement, consolidated statement of cash flows and consolidated balance sheet for and as of the end of such month, in reasonable detail;

                    (d) so long as such Investor holds an aggregate of at least 400,000 shares of Series A, Series B, Series C, Series D and/or Series E Preferred Stock (or Common Stock issued upon conversion thereof and as adjusted for subsequent stock splits, recombinations or reclassifications) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including consolidated balance sheets and consolidated income statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

                    (e) with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or Chief Executive Officer of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment;

                    (f) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time request, provided, however, that the Company shall not be obligated under this subsection
(f) or any other subsection of Section 2.1 to provide information which it deems in good faith to be a trade secret or similar confidential information.

          2.2  Inspection.  The Company shall permit each Investor, at such
               ----------
Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information that it reasonably considers to be a trade secret or similar confidential information.

          2.3  Termination of Information and Inspection Covenants.  The
               ---------------------------------------------------
covenants set forth in Section 2.1 and Section 2.2 shall terminate as to Investors and be of no further force or effect (a) when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated, the public offering price of which was not less than $10.00 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalizations), and $40,000,000 in the aggregate or (b) when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

          2.4  Right of First Offer.  Subject to the terms and conditions
               --------------------
specified in this Section 2.4, the Company hereby grants to each Investor a right of first offer to purchase its pro rata share (in whole or in part) with respect to future sales by the Company of its Shares (as hereinafter defined). An Investor shall be entitled to assign or apportion the right of first offer hereby granted it among itself and its partners and affiliates (including in the case of a venture capital fund among other venture capital funds affiliated with such fund) in such proportions as it deems appropriate. For purposes of this
Section 2.4, an Investor's pro rata share of Shares shall mean that number of Shares that equals the proportion that the number of shares of Common Stock issued and held by each Investor (assuming full conversion, exercise and/or exchange of all convertible, exercisable and exchangeable securities) bears to the total number of shares of Common Stock issued and outstanding immediately prior to the issuance of Shares (assuming full conversion, exercise and/or exchange of all convertible, exercisable and exchangeable securities). Notwithstanding anything herein to the contrary, if the aggregate number of Shares which the Investors elect to purchase pursuant to this Section 2.4 exceeds sixty-six and two-thirds percent (66 2/3%) of the Shares to be offered by the Company, the number of Shares to be purchased by each Investor shall be reduced proportionately so that the aggregate number of Shares to be purchased by the Investors is no more than sixty-six and two-thirds percent (66 2/3%) of the Shares to be issued.

               Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Investor in accordance with the following provisions:

               (a) The Company shall deliver a notice by certified mail ("Notice") to the Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

               (b) By written notification received by the Company within twenty (20) calendar days after receipt of the Notice, each Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to its pro rata share of such Shares.

               (c) If all Shares that Investors are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b) hereof, the

Company may, during the 30-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 30 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

               (d) The right of first offer in this Section 2.4 shall not be applicable (i) to the issuance or sale of no more than 7,100,000 shares of Common Stock (or options therefor, including the number of options outstanding as of the date of this Agreement) to employees, consultants or directors for the primary purpose of soliciting or retaining their services, (ii) to or after consummation of a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act pursuant to a registration statement on Form S-1, at an offering price of at least $10.00 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) and $40,000,000 in the aggregate, (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (v) the issuance of securities in connection with a transaction the primary purpose of which is to acquire technology, (vi) the issuance of securities to vendors, suppliers, equipment lessors or bank lenders where such issuance is not principally for the purpose of raising additional equity capital; or (vii) the issuance of securities to corporate partners or in connection with other strategic alliances approved by the Board of Directors of the Company.

          2.5  Board of Directors
               ------------------

               (a) With respect to those three (3) directors that the Company's Fifth Amended and Restated Certificate of Incorporation provided were to be elected by holders of Series A, Series B, Series C, Series D and Series E Preferred Stock, those Investors that executed the Fourth Restated Investors' Rights Agreement agreed to vote all of their shares of Series A, Series B, Series C, Series D and Series E Preferred Stock in favor of the election of one designee of each of Venrock Associates ("Venrock"), Sevin Rosen Fund IV, L.P. ("Sevin Rosen"), and Oak Investment Partners VI, L.P. ("Oak"). Notwithstanding the foregoing if pursuant to Article IV, Section (B), Paragraph 5(b) of the Company's Fifth Amended and Restated Certificate of Incorporation (which Paragraph is entitled "Voting for the Election of Directors"), as such provision may be amended from time to time, the number of directors to be elected by the holders of Series A, Series B, Series C, Series D and Series E Preferred Stock shall be decreased from three (3) directors to either two (2) directors or one
(1) director, then among Venrock, Sevin Rosen and Oak, those two (2) stockholders (in the case where the Series A, Series B, Series C, Series D and Series E Preferred Stock elects two (2) directors) or the one (1) stockholder (in the case where the Series A, Series B, Series C, Series D and Series E Preferred Stock elects one (1) director) holding the most shares of Series A, Series B, Series C, Series D and Series E Preferred Stock shall be entitled to designate the director(s) pursuant to this subsection (a).

               (b) So long as each of (i) Integral Capital Partners III, L.P. ("Integral"), (ii) Bowman Capital or its related entities ("Bowman"), (iii) Worldview Technology Partners ("Worldview"), (iv) The Chase Manhattan Bank, solely as Trustee for First Plaza Group Trust (as directed by General Motors Investment Management Corporation) and not in its individual capacity ("First Plaza") or (v) Merrill Lynch & Co., Inc. or any of its Affiliates (each a "Merrill Lynch Entity"), including Merrill Lynch KECALP L.P. 1997, Merrill Lynch KECALP International L.P. 1997, Merrill Lynch KECALP L.P. 1999, Merrill Lynch KECALP International L.P. 1999, KECALP Inc. and ML IBK Positions Inc., holds at least 50% of the total number of shares of preferred stock held by such entity as of the date hereof (or Common Stock issued upon conversion thereof and as adjusted for subsequent stock splits, recombinations or reclassifications), the Company shall invite one (1) designated representative of each of Integral, Bowman, Worldview, First Plaza and the Merrill Lynch Entity to attend all meetings of its Board of Directors in a nonvoting observer capacity. The Company shall give such designated representatives copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time as such materials are provided to the directors; provided, however, that such representatives shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and, provided further, that the Company reserves the right to withhold any information and to exclude such representatives from any meeting or portion thereof if the Company believes, upon advise of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential information, or for other similar reasons. The covenants and rights set forth in this Section 2.5 shall terminate and be of no further force or effect upon the closing of the Company's initial firm commitment underwritten offering of its securities to the general public, the public offering price of which was not less than $10.00 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalizations), and $40,000,000 in the aggregate.

          3.   Miscellaneous
               -------------

               3.1  Successors and Assigns. Except as otherwise provided herein,
                    ----------------------
the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               3.2  Governing Law. This Agreement shall be governed by and
                    -------------
construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

               3.3 Counterparts. This Agreement may be executed in two or more
                   ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               3.4  Titles and Subtitles. The titles and subtitles used in this
                    --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               3.5  Notices. Unless otherwise provided, any notice required or
                    -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by facsimile or overnight courier or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

               3.6  Expenses. If any action at law or in equity is necessary to
                    --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

               3.7  Amendments and Waivers.  Any term of this Agreement may be
                    ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least sixty-five percent (65%) of the Registrable Securities then outstanding; provided, however, that in the event such amendment or waiver (a) adversely affects the rights and/or obligations of an individual Holder in a different manner than the other Holders, such amendment or waiver shall also require the written consent of such individual Holder or (b) adversely affects the rights and/or obligations of the Founders under Section 1 of this Agreement in a different manner than the other Holders, such amendment or waiver shall also require the written consent of the Holders of at least a majority of the Common Stock (assuming the conversion of all outstanding shares of Preferred Stock) then held by the Founders; or (c) affects the rights and/or obligations of Integral, Worldview, Bowman, First Plaza and the Merrill Lynch Entity under
Section 2.5(b) of this Agreement, such amendment or waiver shall also require the written consent of Integral, Worldview, Bowman, First Plaza and/or the Merrill Lynch Entity, as the case may be.

               3.8  Severability. If one or more provisions of this Agreement
                    ------------
are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

               3.9  Aggregation of Stock. All shares of Registrable Securities
                    --------------------
of the Company held or acquired by affiliated stockholders shall be aggregated together for the purpose of determining the availability of any rights under this Agreement. For purposes of the foregoing, the shares held by any stockholder that (a) is a partnership or corporation shall be deemed to include shares held by the partners, retired partners and stockholders and Affiliates of such Holder or members of the "immediate family" (as defined below) of any such partners, retired partners and stockholders, and any custodian or trustee for the benefit of any of the foregoing persons and (b) is an individual shall be deemed to include shares held by any members of the stockholder's immediate family ("immediate family" shall include any spouse, father, mother, brother, sister, lineal descendant of spouse or lineal descendant) or to any custodian or trustee for the benefit of any of the foregoing persons.

               3.10 Amendment and Restatement. The Company, the Founders and the
                    -------------------------
Investors consent to the execution of this Agreement, and to any and all other documents and agreements contemplated hereby and waive any and all rights they may have to object hereto or thereto and agree that this Agreement supersedes in all respects all prior agreements relating to the rights set forth herein, including the Fourth Restated Investors' Rights Agreement.


                            [signature pages follow]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              COMPANY:
                              -------

                              METAWAVE COMMUNICATIONS
                              CORPORATION



                              By:/s/ Larry Culver
                                 ------------------------------------
                                  Larry Culver
                                  Senior Vice President and
                                  Chief Financial Officer

                              Address:  10735 Willows Road NE
                                        Post Office Box 97069
                                        Redmond, WA 98073


                              INVESTORS:
                              ---------








  [SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                              SPINNAKER TECHNOLOGY OFFSHORE
                              FUND LIMITED

                              By: Bowman Capital Management, L.L.C.
                                  Its:  Investment Advisor and Attorney-in-Fact



                                  By:_________________________________
                                     Its:_____________________________

                              Address:  1875 South Grant Road, Suite 1600
                                        San Mateo, CA 94402



                              SPINNAKER FOUNDERS FUND, L.P.

                              By: Bowman Capital Management, L.L.C.
                                  Its:  General Partner



                                  By:_________________________________
                                     Its:_____________________________

                              Address:  1875 South Grant Road, Suite 1600
                                        San Mateo, CA 94402


                              SPINNAKER CLIPPER FUND, L.P.

                              By: Bowman Capital Management, L.L.C.
                                  Its:  General Partner



                                  By:_________________________________
                                     Its:_____________________________

                              Address:  1875 South Grant Road, Suite 1600
                                        San Mateo, CA 94402

    [SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                              ML IBK POSITIONS, INC.



                                  By:_________________________________
                                     Its:_____________________________

                              Address:  250 Vesey Street
                                        New York, New York 10281

                              VENROCK ASSOCIATES



                              By:_____________________________________
                                  Its:________________________________

                              Address:  30 Rockefeller Plaza
                                        Room 5508
                                        New York, NY 10112


                              VENROCK ASSOCIATES II, L.P.



                              By:_____________________________________
                                  Its:________________________________


                              Address:  30 Rockefeller Plaza
                                        Room 5508
                                        New York, NY 10112

  [SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                              OAK INVESTMENT PARTNERS VI, L.P.



                              By:_____________________________________
                                 Its:_________________________________

                              Address:  525 University Avenue, Suite 1300
                                        Palo Alto, CA 94301


                              OAK VI AFFILIATES FUND, L.P.



                              By:_____________________________________
                                  Its:________________________________

                              Address:  525 University Avenue, Suite 1300
                                        Palo Alto, CA 94301


                                    OAK INVESTMENT PARTNERS VIII LIMITED
                                    PARTNERSHIP


                                    By:_______________________________
                                       Its:___________________________

                                     Address: 525 University Avenue
                                     Suite 1300
                                     Palo Alto, CA 94301


                                    OAK VIII AFFILIATES FUND LIMITED
                                    PARTNERSHIP


                                    By:_______________________________
                                       Its:___________________________

                                     Address:525 University Avenue
                                     Suite 1300
                                     Palo Alto, CA 94301

  [SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                            SEVIN ROSEN FUND IV L.P.
                            By: SRB  Associates IV L.P.
                                Its: General Partner

                                  By:________________________________
                                     Its:  General Partner

                            Address: 13455 Noel Road., Suite 1670
                                     Dallas, TX 75240
                                     Attn:  John V. Jaggers

                            SEVIN ROSEN FUND V L.P.
                            By: SRB Associates V L.P.
                             Its:  General Partner

                                By:__________________________________
                                   Its:  General Partner


                            Address: 13455 Noel Road., Suite 1670
                                     Dallas, TX 75240
                                     Attn:  John V. Jaggers

                            SEVIN ROSEN V AFFILIATES FUND L.P.
                            By:   SRB Associates V L.P.
                             Its: General Partner

                                  By:_________________________________
                                     Its:  General Partner

                            Address: 13455 Noel Road., Suite 1670
                                     Dallas, TX 75240
                                     Attn:  John V. Jaggers


                            THE CHASE MANHATTAN BANK, solely as Trustee For First Plaza Group Trust (as directed by General Motors Investment Management Corporation) and not in its individual capacity


                            By:_______________________________________
                            Name:_____________________________________
                            Title: Authorized Officer
                                   -----------------------------------

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                              Address:



                              MERRILL LYNCH KECALP L.P. 1997

                              By: KECALP Inc., its General Partner


                              By:_____________________________________
                                   Edward J. Higgins, Vice-President

                              MERRILL LYNCH KECALP L.P. 1999

                              By: KECALP Inc., its General Partner


                              By:_____________________________________
                                   Edward J. Higgins, Vice-President

                              MERRILL LYNCH KECALP
                              INTERNATIONAL L.P. 1997

                              By:  KECALP Inc., its Nominee


                              By:_____________________________________
                                   Edward J. Higgins, Vice-President

                              MERRILL LYNCH KECALP
                              INTERNATIONAL L.P. 1999

                              By:  KECALP Inc., its Nominee


                              By:_____________________________________
                                   Edward J. Higgins, Vice-President

                              Notices for all the Merrill Lynch KECALP entities:

                              KECALP Inc.
                              World Financial Center
                              South Tower
                              New York, N.Y. 10080-6123

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                              Attention: Robert Tully
                              phone: 212 236 7304
                              fax: 212 236 7360


                              ________________________________________
                              Jennifer G. Roberts

                              Address:  c/o The Sevin Rosen Funds
                                        550 Lytton Avenue, Suite 200
                                        Palo Alto, CA 94301


                               _______________________________________
                               Stephen L. Domenik

                              Address:  c/o The Sevin Rosen Funds
                                        550 Lytton Avenue, Suite 200
                                        Palo Alto, CA 94301


                              ________________________________________
                              David F. Bellet

                              Address:  c/o Crown Advisors, Ltd.
                                        The Lincoln Building
                                        60 East 42nd Street, Suite 3405
                                        New York, NY 10165

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                              INTEGRAL CAPITAL PARTNERS III, L.P.

                              By:    Integral Capital Management III, L.P.
                                Its: General Partner



                                     By:______________________________
                                        Its:  General Partner

                              Address:  2750 Sand Hill Road
                                        Menlo Park, CA 94025


                              INTEGRAL CAPITAL PARTNERS
                              INTERNATIONAL III, L.P.

                              By:    Integral Capital Management III, L.P.
                                Its: Investment General Partner



                                     By:______________________________
                                        Its:  General Partner

                              Address:  2750 Sand Hill Road
                                        Menlo Park, CA 94025

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                              WORLDVIEW TECHNOLOGY
                              PARTNERS I, L.P.



                              By:_____________________________________
                                  James Wei
                                  Managing Director



                              ________________________________________
                              Worldview Capital I, L.P.
                                  Its:  General Partner

                              Address:  435 Tasso Street, Suite 120
                                        Palo Alto, CA 94301



                              WORLDVIEW TECHNOLOGY
                              INTERNATIONAL I, L.P.



                              By:_____________________________________
                                  James Wei
                                  Managing Director


                              ________________________________________
                              Worldview Capital I, L.P.
                                  Its:  General Partner

                              Address:  435 Tasso Street, Suite 120
                                        Palo Alto, CA 94301


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                              STANFORD UNIVERSITY



                              By:_____________________________________
                                  Its:________________________________

                              Address:  2770 Sand Hill Rd.
                                        Menlo Park, CA 94025


                         SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

                              By:_____________________________________
                              Its:  Vice President

                              Address:  13455 Noel Road., Suite 1670
                                        Dallas, TX 75240
                                  Attn:  John V. Jaggers

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                              WA&H INVESTMENTS, L.L.C.

                              By: Wessels, Arnold & Henderson Group, L.L.C.
                                  Its:  Managing Member



                                  By:_________________________________
                                     Its______________________________

                              Address:


                              MONTGOMERY ASSOCIATES, 1992 L.P.



                              By:_____________________________________
                                  Its:________________________________

                              Address:  600 Montgomery Street
                                        San Francisco, CA 94111

                              MERITECH CAPITAL PARTNERS, L.P.

                              By:  MeriTech Capital Associates, L.L.C.,
                                   Its General Partner

                              By:  MeriTech Management Associates, L.L.C.,
                                   member


                              By:_____________________________________
                                   Member

                              Address:  428 University Avenue, 2nd Floor
                                        Palo Alto, CA 94301
                                        Phone: 650/330-5472


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                              FOUNDERS:
                              ---------


                              ________________________________________
                              Douglas O. Reudink

                              Address:  c/o Metawave Communications
                                        Corporation
                                        10735 Willows Road NE
                                        Redmond, WA 98073


                              ________________________________________
                              Thomas Huseby
                              c/o SeaPoint Ventures
                              777 108th Avenue NE, Suite 1895
                              Bellevue, WA 98004


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